Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BB

ONE HUNDRED FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This One Hundred Fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.

TWC desires to use and CSG agrees to provide CSG StatHub (hereinafter, “StatHub”) service.  CSG will provide StatHub to TWC pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and in accordance with this Amendment.

(a)	As a result, Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement is hereby amended by adding the following to the section entitled “Additional Services”:

CSG StatHub

(b)	Additionally, Exhibit C-3(14), entitled “CSG StatHub” is hereby added to the Agreement as set forth in Attachment 1 to this Amendment, which is hereby incorporated herein by reference.

2.

As a further result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Exhibit C-3(14), “CSG StatHub,” CSG SERVICES I., “Processing” of Schedule F, “Fees,” to the Agreement shall be amended to add a new subsection F titled “CSG StatHub,” as follows:

F.  CSG StatHub (“StatHub”)

Description of Item/Unit of Measure	Frequency	Fee
1.StatHub Startup Fees (Note 1)	*** *******	*****
2.StatHub Support and Maintenance Fees (Note 2)(Note 3)(Note 4)(Note 5)	******	$*********

Note 1: StatHub Startup Fees shall be as set forth in that certain Statement of Work (CSG document no. 4109297) by and between TWC and CSG (the “StatHub SOW”). Startup services will include StatHub functionality for Customer’s statistical data associated with designated CSG SmartLink® BOS and ENI Services and such additional data as may be made available within StatHub by CSG, at CSG’s sole discretion, from time to time during the term of the Agreement.  For purposes of clarification, if future StatHub functionality is requested by Customer, development and associated fees related to such Customer-requested functionality shall be as set forth in mutually agreed upon Statements of Work.

Note 2: CSG shall provide **** (*) ***** of support per *****.  Any unused service ***** for support not used in any given ***** shall be forfeited.  CSG will notify Customer immediately (e-mail is sufficient) when ****** ******* (**%) of the support ***** for any given ***** have been used.  Additional fees will be charged for ***** exceeding the ******* limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3:  The StatHub Support and Maintenance fees consist of third party tool and hardware upgrades, software enhancements and defect fixes.

Note 4: Upon completion of the services by CSG under the StatHub SOW, CSG shall invoice Customer on a ******* prorated basis through ***** *** ****.  Customer and CSG agree the prorated amount shall be based upon the ******* amount of the annualized Maintenance and Support Fee.  Subject to the CSG Termination Rights (defined in Exhibit C-3(14)), thereafter, CSG will invoice

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer on an annualized basis in accordance with the Agreement. In the event CSG exercises the Termination Rights provided in Exhibit C-3(14), CSG shall promptly thereafter refund to TWC any amounts paid in advance to CSG hereunder with respect to the ******** ****** following the end of the ******** ***** during which such termination by CSG is effective, calculated on a *** **** basis, and (ii) TWC shall have no further obligation for future payments of the ******** Recurring Support Fees following such termination.

Note 5: The StatHub Support and Maintenance Fees will be subject to annual increase pursuant to Section 5.4 of the Agreement.

3.

For avoidance of doubt, Participating Affiliates may use StatHub without incurring any additional fees hereunder, without any requirement that such StatHub be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to TWC’s termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s use of StatHub, if applicable, for convenience, without notice to CSG.

4.	For purposes of clarification and notwithstanding anything in the Agreement to the contrary, StatHub services are only available for use by Customers with Connected Subscribers.

5.	The parties agree to amend and restate the addresses in Section 12.9 of the Agreement, "Notices," by deleting the addresses in their entirety and replacing them with the following:

If to CSG:	CSG Systems, Inc.
10820 Burt Street
Omaha, NE 68118
Tel: ************
Fax: ************
Attention: ********* with a copy to ********* ******* *******

with a copy to:	CSG Systems, Inc.
9555 Maroon Circle
Englewood, CO 80112
Tel: ************
Fax: ************
Attention: ******* *******

If to TWC:	Time Warner Cable
Attn: ***** *********** *******
7518 Crescent Executive Drive
Charlotte, NC 28217
Tel: ************

with a copy to:	Time Warner Cable
Attn: ******* *******
60 Columbus Circle
New York, NY 10023
Tel: ************

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: 4/7, 2016	Date: 15 April 2016

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

EXHIBIT C-3(14)

CSG StatHub

CSG StatHub. CSG StatHub (“StatHub”) is a CSG web Service that provides Customer with the ability to view operational statistics related to those certain CSG Products and Services transactions for which CSG has developed StatHub functionality. StatHub will provide Customer with access to view the data and queries that are part of StatHub functionality. Customer will not have direct access to Customer’s Subscriber data from StatHub. **** (*) Customer users will be allowed access to StatHub at any given time.

StatHub is not subject to the standard CSG change management process and as such, CSG reserves the right to make changes to StatHub at any time without prior notification to Customer; provided, however, CSG shall use reasonable efforts to provide Customer with *** (*) **** advance notice (e-mail is sufficient) prior to making changes to StatHub.

StatHub supports Google Chrome and Mozilla Firefox browsers.

StatHub is a **** ** business function for business continuity plans (“BCP”) and disaster recovery purposes.

CSG reserves the right terminate TWC’s access to StatHub (“CSG’s Termination Rights”) based on TWC’s StatHub usage, as follows:  if at any time during the term of the Agreement, TWC has not accessed StatHub for ***** (**) *********** ******** ****, CSG shall provide notice to TWC (email is sufficient) of such period of inactivity and CSG shall have the right, without further notice, to terminate TWC’s access to StatHub.  TWC may discontinue use of StatHub for convenience by providing CSG ****** (**) ***** prior written notice (the “Notice Period”) without charge or penalty.  TWC will be liable for applicable Support and Maintenance fees through the Notice Period, but will not be liable for any StatHub Support and Maintenance fees thereafter.